UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     December 11, 2002
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                                  Merisel, Inc.
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                    (Exact name of registrant as specified in its charter)


Delaware                        0-17156                         95-4172359
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(State or other jurisdiction   (Commission                    (IRS Employer
of incorporation)               File Number)               Identification No.)

         200 Continental Boulevard, El Segundo, California 90245-0948
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  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (310) 615-3080
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Item 8.   Change in Fiscal Year.

         On December 11, 2002, the Board of Directors of Merisel, Inc. (the "Registrant") adopted a resolution approving a change, effective immediately, of the Registrant's fiscal year from the 52- or 53-week period ending on the Saturday nearest to December 31 to a fiscal year beginning on January 1 of each year and ending on December 31 of that same year. The first report affected by this change to the Registrant's fiscal year will be the Registrant's Annual Report on Form 10-K for the period ending December 31, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MERISEL, INC.




Date:  December 20, 2002      /s/Timothy N. Jenson
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                              Timothy N. Jenson
                              Chief Executive Officer, President and
                              Chief Financial Officer
                              (Principal Executive and Financial Officer)